Page 41

Exhibit 10.1(e)


                             FIFTH AMENDMENT TO THE

                           EMPLOYEES' RETIREMENT PLAN

                                       OF

                             CONE MILLS CORPORATION
                   (As Amended and Restated December 1, 1994)



     FIFTH AMENDMENT, dated December 4, 1997, to the Employees' Retirement Plan of Cone Mills Corporation, As Amended and Restated December 1, 1994 (the "Plan").

                                     RECITAL

     Under the terms of the Plan as presently in effect, if the present value of a Member's vested accrued benefit does not exceed $3,500, then upon termination of the Member's participation in the Plan, the vested accrued benefit may be "cashed out" without the consent of the Member and, if applicable, without the consent of the Member's spouse. Under the Taxpayer Relief Act of 1997, the Plan may increase the limit on involuntary cash outs from $3,500 to $5,000, and the Board of Directors desires to have the new limit apply to Members whose participation in the Plan terminates on or after January 1, 1998.

     NOW, THEREFORE, the Plan shall be amended, effective January 1, 1998, as follows:

     (1) By deleting Plan Section 5.06(d) in its entirety and inserting in lieu thereof the following:

     "(d) Notwithstanding the foregoing:

          (1) With respect to a Member whose Severance from Service Date is before January 1, 1998, if the present value of the vested portion of his Accrued Benefit, determined in accordance with Plan Sections 1.03 and 7.02(a), does not exceed $3,500, that present value will be distributed to the Member in a single lump sum payment and no spousal consent shall be required. If the amount distributable under this paragraph (d)(1) exceeds $3,500, a single sum payment shall not be made.



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                                                                         Page 42

Exhibit 10.1(e)   (continued)

          (2) With respect to a Member whose Severance from Service Date is on or after January 1, 1998, if the present value of the vested portion of his Accrued Benefit, determined in accordance with Plan Sections 1.03 and 7.02(a), does not exceed $5,000, that present value will be distributed to the Member in a single lump sum payment and no spousal consent shall be required. If the amount distributable under this paragraph (d)(2) exceeds $5,000, a single sum payment shall not be made."

     (2) By deleting Plan Sections 7.02(a) and 7.02(b) in their entirety and inserting in lieu thereof the following:

          "(a) (1) With respect to a Member whose Severance from Service Date is before January 1, 1998, if the present value of the Member's nonforfeitable Accrued Benefit determined in accordance with Plan Section 1.02 does not exceed $3,500, that present value shall be payable in a single sum as soon as practicable;

               (2) With respect to a Member whose Severance from Service Date is on or after January 1, 1998, if the present value of the Member's nonforfeitable Accrued Benefit determined in accordance with Plan Section 1.02 does not exceed $5,000, that present value shall be payable in a single sum as soon as practicable;

           (b) (1) With respect to a Member whose Severance from Service Date is before January 1, 1998, if the present value of the Member's nonforfeitable Accrued Benefit determined in accordance with Plan Section 1.02 exceeds $3,500, payment shall be made in accordance with paragraph (c);

               (2) With respect to a Member whose Severance from Service Date is on or after January 1, 1998, if the


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                                                                         Page 43

Exhibit 10.1(e)   (continued)

                    present value of the Member's nonforfeitable Accrued Benefit determined in accordance with Plan Section 1.02 exceeds $5,000, payment shall be made in accordance with paragraph
                    (c);"

     (3) By deleting the last paragraph of Plan Section 8.03(b) in its entirety and inserting in lieu thereof the following:

          "Notwithstanding the foregoing, if the present value of the preretirement spousal death benefit with respect to a Member who dies before becoming eligible to receive a benefit under the Plan does not exceed $3,500 ($5,000 in the case of a Member who dies on or after January 1, 1998), his Spouse shall be entitled to receive such present value as soon as practicable."

     IN WITNESS WHEREOF, this Fifth Amendment, having been duly authorized by the Board of Directors of Cone Mills Corporation at a meeting duly held on December 4, 1997, is signed by the Vice President and Secretary of the Corporation on this 4th day of December, 1997.


                                    CONE MILLS CORPORATION


                                    By:     /s/ Terry L. Weatherford
                                            ------------------------------
                                            Terry L. Weatherford
                                            Vice President and Secretary